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                                                                      Exhibit 24


                               Power of Attorney



     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned individuals, in his or her capacity as a director or officer, or both, as hereinafter set forth below their signature, of Becton, Dickinson and Company, a New Jersey corporation, hereby constitutes and appoints John R. Considine, Bridget M. Healy and Gary M. DeFazio, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, with respect to 12,500,000 shares of common stock of Becton, Dickinson and Company under the 2002 Stock Option Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of May, 2003.


/s/ Edward J. Ludwig
------------------------------------------------------
Edward J. Ludwig
Chairman, President and
Chief Executive Officer
(Principal Executive Officer)


/s/ John R. Considine
------------------------------------------------------
John R. Considine
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)


/s/ William A. Tozzi
------------------------------------------------------
William A. Tozzi
Vice President and Controller
(Principal Accounting Officer)



/s/  Harry N. Beaty, M.D.
------------------------------------------------------
 Harry N. Beaty, M.D.
 Director



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/s/ Henry P. Becton, Jr.
------------------------------------------------------
Henry P. Becton, Jr.
Director


/s/ Edward F. DeGraan
------------------------------------------------------
Edward F. DeGraan
Director


/s/ Frank A. Olson
------------------------------------------------------
Frank A. Olson
Director


/s/ James F. Orr
------------------------------------------------------
James F. Orr
Director


/s/ Willard J. Overlock, Jr.
------------------------------------------------------
Willard J. Overlock, Jr.
Director


/s/ James E. Perrella
------------------------------------------------------
James E. Perrella
Director


/s/ Bertram L. Scott
------------------------------------------------------
Bertram L. Scott
Director


/s/ Alfred Sommer
------------------------------------------------------
Alfred Sommer
Director


/s/ Margaretha af Ugglas
------------------------------------------------------
Margaretha af Ugglas
Director